Quarterly Report
May 31, 2023
MFS®  Technology Fund
SCT-Q3

Portfolio of Investments
5/31/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Brokerage & Asset Managers – 0.2%
Tradeweb Markets, Inc.	40,687	$2,723,995
Business Services – 8.9%
Accenture PLC, “A”	115,468	$35,323,971
Endava PLC, ADR (a)	119,713	5,841,994
Equifax, Inc.	31,943	6,663,949
Factset Research Systems, Inc.	7,452	2,868,200
FleetCor Technologies, Inc. (a)	30,039	6,805,335
Global Payments, Inc.	87,394	8,537,523
Morningstar, Inc.	21,413	4,383,241
MSCI, Inc.	18,324	8,621,992
PayPal Holdings, Inc. (a)	125,913	7,805,347
Thoughtworks Holding, Inc. (a)	591,308	4,872,378
Verisk Analytics, Inc., “A”	60,333	13,219,564
WEX, Inc. (a)	111,980	18,571,883
		$123,515,377
Computer Software – 28.1%
Activision Blizzard, Inc. (a)	119,903	$9,616,221
Adobe Systems, Inc. (a)	92,218	38,527,758
Atlassian Corp. (a)	33,701	6,092,804
Black Knight, Inc. (a)	219,065	12,657,576
Cadence Design Systems, Inc. (a)	30,748	7,100,021
Dun & Bradstreet Holdings, Inc.	576,919	5,769,190
Intuit, Inc.	77,586	32,517,844
Microsoft Corp. (s)	605,361	198,794,499
Mobileye Global, Inc., “A” (a)	233,468	10,405,669
Palo Alto Networks, Inc. (a)	97,181	20,737,453
Paycor HCM, Inc. (a)	156,952	3,451,374
RAKUS Co. Ltd.	10,600	170,726
Salesforce, Inc. (a)	165,406	36,948,392
Topicus.com, Inc. (a)(l)	100,246	7,112,851
		$389,902,378
Computer Software - Systems – 9.6%
Apple, Inc.	35,389	$6,272,700
Arista Networks, Inc. (a)	72,255	12,018,897
Constellation Software, Inc.	9,895	20,176,397
Descartes Systems Group, Inc. (a)	169,486	13,104,420
Hitachi Ltd.	373,600	21,575,350
HubSpot, Inc. (a)	20,827	10,788,178
Nuvei Corp. (a)	83,282	2,614,222
Q2 Holdings, Inc. (a)	105,690	3,077,693
ServiceNow, Inc. (a)	50,094	27,290,209
Shopify, Inc. (a)	294,350	16,833,876
		$133,751,942
Consumer Services – 1.7%
Booking Holdings, Inc. (a)(s)	9,485	$23,795,683
Electrical Equipment – 1.0%
Amphenol Corp., “A”	192,352	$14,512,958

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 12.7%
Advanced Micro Devices (a)	138,151	$16,330,830
Intel Corp.	226,356	7,116,633
KLA Corp.	39,621	17,551,707
Lam Research Corp.	9,255	5,707,558
Marvell Technology, Inc.	411,670	24,078,578
NVIDIA Corp.	277,615	105,032,859
		$175,818,165
Energy - Renewables – 0.3%
Enphase Energy, Inc. (a)	21,864	$3,801,712
Insurance – 2.8%
Aon PLC	48,956	$15,092,645
Arthur J. Gallagher & Co.	121,102	24,260,364
		$39,353,009
Internet – 13.9%
Alphabet, Inc., “A” (a)(s)	1,172,043	$144,008,923
Gartner, Inc. (a)	40,234	13,794,629
Meta Platforms, Inc., “A” (a)	105,615	27,958,403
Pinterest, Inc. (a)	294,692	7,054,927
Tencent Holdings Ltd.	17,100	678,283
		$193,495,165
Leisure & Toys – 1.0%
Take-Two Interactive Software, Inc. (a)	104,575	$14,403,115
Other Banks & Diversified Financials – 8.1%
Mastercard, Inc., “A” (s)	200,696	$73,258,054
S&P Global, Inc.	24,528	9,012,323
Visa, Inc., “A”	134,366	29,698,917
		$111,969,294
Specialty Stores – 9.6%
Amazon.com, Inc. (a)(s)	1,104,882	$133,226,672
Total Common Stocks		$1,360,269,465
Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 4.88% (v)	18,667,117	$18,665,250
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11% (j)	14,670	$14,670

Other Assets, Less Liabilities – 0.8%		11,031,269
Net Assets – 100.0%		$1,389,980,654
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $18,665,250 and $1,360,284,135, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At May 31, 2023, the fund had cash collateral of $98,672 and other liquid securities with an aggregate value of $528,369 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,360,269,465	$—	$—	$1,360,269,465
Mutual Funds	18,679,920	—	—	18,679,920
Total	$1,378,949,385	$—	$—	$1,378,949,385
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$55,247,779	$180,557,146	$217,141,098	$4,448	$(3,025)	$18,665,250
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,152,667	$—